UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2025

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West Pine Street, Lodi, California	95240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (209) 367-2300

Former name or former address, if changed since last report
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2025, the Board of Directors (the “Board”) of Farmers & Merchants Bancorp, a Delaware corporation (the “Company,” “we” or “us”), approved amendments to the Amended By-laws of the Company (the “Bylaws”), effective February 11, 2025, that permit the Company to issue uncertificated securities.  Sections 7.5 and 7.6 of the Company’s Bylaws were amended in order for the shares of Company stock to be eligible to participate in a Direct Registration System (DRS), which requires that the Company’s stock be permitted to be issued in uncertificated form, and to make certain additional conforming changes.

The following is a summary of the amendments to the Bylaws, which are stated in their entirety in Exhibit 3.1 to this Current Report on Form 8-K.

Amended Section 7.5 of the Bylaws to read as follows:

“Section 7.5 CERTIFICATE FOR SHARES; UNCERTIFICATED SHARES. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolutions shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.”

Amended Section 7.6 of the Bylaws to read as follows:

“Section 7.6 LOST CERTIFICATES. Except as provided in this Section 7.6, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it that is alleged to have been lost, stolen or destroyed, and will require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative, to make an affidavit stating that the certificate was lost, stolen or destroyed and to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.”; and be it further

The foregoing description of the Amended By-laws of the Company, as amended effective February 11, 2025, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended By-laws of the Company, as amended effective February 11, 2025, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amended By-laws of Farmers & Merchants Bancorp, as amended February 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2025

FARMERS & MERCHANTS BANCORP

	By:	/s/ Bart R. Olson
Bart R. Olson
Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended By-laws of Farmers & Merchants Bancorp, as amended February 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)